SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: November 17, 2000
                Date of earliest event reported: November 3, 2000

                          THE EQUITABLE LIFE ASSURANCE
                          SOCIETY OF THE UNITED STATES
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             (Exact name of Registrant as specified in its charter)



          Delaware                      0-25280                   13-5570651
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                                10104
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(Address of principal executive offices)                       (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)


                                      None
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             (Former name or address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 3, 2000, The Equitable Life Assurance Society of the United States (the "Registrant") completed the previously announced sale of all of the outstanding shares of common stock of the series designated Donaldson, Lufkin & Jenrette, Inc.--DLJ Common Stock, par value $.10 per share (the "Shares"), of Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation ("DLJ"), owned by it, to Credit Suisse Group, a corporation organized under the laws of Switzerland ("CSG"), as reported in the Registrant's Form 10-Q for the period ended September 30, 2000. The sale was completed pursuant to the Stock Purchase Agreement, dated as of August 30, 2000, among CSG, AXA, AXA Financial, Inc. ("AXF"), AXA Participations Belgium ("AXA Belgium") and the Registrant (as amended on October 6, 2000, the "Agreement"). The terms of the Agreement were determined by arm's length negotiations between CSG, AXA, which is the indirect parent company of the Registrant, AXF, AXA Belgium and the Registrant. According to the terms of the Agreement, the Registrant, together with AXF, received approximately $2.3 billion in cash and approximately 25 million registered shares, nominal value CHF 20 per share, of CSG in consideration for approximately 88.6 million Shares owned by the Registrant and AXF.

         The Stock Purchase Agreement, a copy of which is attached hereto as
Exhibit 2.1, is incorporated by reference in this response to Item 2. An amendment to the Stock Purchase Agreement, a copy of which is attached hereto as
Exhibit 2.2, is also incorporated by reference in this response to Item 2.

         Henri Hottinguer, a member of the Supervisory Board of AXA, is a Chairman of the Supervisory Board of Credit Suisse Hottinguer Paris, an indirect subsidiary of CSG. Credit Suisse Hottinguer Paris made two personal loans in the aggregate amount of Euro 657,000 to Denis Duverne, a director of the Registrant, in December of 1999. The full amounts of the loans remain outstanding and are subject to interest at the rates of 50 basis points over LIBOR and 55 basis points over LIBOR, respectively. Other than the relationships referred to in the two immediately preceding sentences, there are no material relationships between the Registrant and CSG or any of their respective directors, officers or affiliates.






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Pro forma condensed consolidated financial information at September 30,2000 and for the nine months ended September 30, 2000 and the year ended December 31, 1999 of the Registrant reflecting the sale of DLJ is attached hereto as Exhibit 99.1.

         (c) Exhibits

         2.1 Stock Purchase Agreement, dated as of August 30, 2000, among CSG, AXA, AXF, AXA Belgium and the Registrant (incorporated by reference to AXF's Current Report on 8-K filed on November 14, 2000).

         2.2 Letter Amendment, dated as of October 6, 2000, to Stock Purchase Agreement, among CSG, AXA, AXF, AXA Belgium and the Registrant (incorporated by reference to AXF's Current Report on 8-K filed on November 14, 2000).

         99.1 Pro Forma Condensed Consolidated Financial Information at September 30, 2000 and for the nine months ended September 30, 2000 and year ended December 31, 1999.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THE EQUITABLE LIFE ASSURANCE
                                         SOCIETY OF THE UNITED STATES




Date:  November 17, 2000                By: /s/ Kevin R. Byrne
                                             ------------------------
                                         Name: Kevin R. Byrne
                                         Title: Senior Vice President
                                         and Treasurer
                                         (Duly Authorized Officer)



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


                                  Exhibit Index

    Exhibit                           Exhibit
    Number                            Description
    -------                           -----------

    2.1  Stock Purchase Agreement, dated as of August 30, 2000, among CSG,
         AXA, AXF, AXA Belgium and the Registrant (incorporated by reference to AXF's Current Report on 8-K filed on November 14, 2000).

    2.2 Letter Amendment, dated as of October 6, 2000, to Stock Purchase Agreement, among CSG, AXA, AXF, AXA Belgium and the Registrant (incorporated by reference to AXF's Current Report on 8-K filed on November 14, 2000).

   99.1  Pro Forma Condensed Consolidated Financial Information at
         September 30, 2000 and for the nine months ended September 30, 2000 and year ended December 31, 1999.



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